Exhibit 99

Contact: Charity Frantz
October 23, 2025	570-724-0225
charityf@cnbankpa.com

C&N DECLARES DIVIDEND AND ANNOUNCES THIRD QUARTER 2025 UNAUDITED FINANCIAL RESULTS

For Immediate Release:

Wellsboro, PA – Citizens & Northern Corporation (“C&N”) (NASDAQ: CZNC) announced its most recent dividend declaration and its unaudited, consolidated financial results for the three-month and nine-month periods ended September 30, 2025. C&N’s principal activity is community banking, and its largest subsidiary is Citizens & Northern Bank (“ C&N Bank”).

Highlights:

●	Net income was $6,551,000, or $0.42 diluted earnings per share for the third quarter 2025 as compared to $6,117,000, or $0.40 per diluted share in the second quarter 2025 and $6,365,000, or $0.41 per diluted share in the third quarter 2024. Net income for the nine months ended September 30, 2025 was $18,961,000, or $1.22 diluted earnings per share, up from $17,784,000, or $1.16 diluted earnings per share for the first nine months of 2024.
●	Excluding merger-related expenses, net of taxes, of $697,000, adjusted earnings (non-GAAP) totaled $7,248,000 or $0.47 per diluted share for the third quarter 2025. For the nine months ended September 30, 2025, excluding merger-related expenses, net of taxes, of $850,000 adjusted earnings (non-GAAP) totaled $19,811,000 or $1.28 per diluted share. Management believes disclosure of unaudited earnings results, adjusted to exclude the impact of merger-related expenses, provides useful information to investors for comparative purposes. See table titled “Adjusted Ratios for Merger-Related Expenses- Non-GAAP Reconciliation” for additional information.
●	Net interest income for the third quarter 2025 increased $1,121,000 over the total for the second quarter 2025 and $2,107,000 over the total for third quarter 2024. The net interest margin was 3.62% in the third quarter 2025, up from 3.52% in the second quarter 2025 and 3.29% in the third quarter 2024. For the nine months ended September 30, 2025, net interest income increased $4,738,000 over the total for the first nine months of 2024. The net interest margin was 3.51% for the first nine months of 2025, up from 3.30% in the corresponding period of 2024.
●	The provision for credit losses was $2,163,000 in the third quarter 2025, down from $2,354,000 in the second quarter 2025 and up from $1,207,000 in the third quarter 2024. The provision for credit losses was $4,753,000 in the first nine months of 2025, up from $2,726,000 in the first nine months of 2024. The provision in the nine months ended September 30, 2025 included the impact of increases in the allowance for credit losses (“ACL”) related to changes in qualitative factors partially offset by a reduction related to changes in C&N’s average net charge-off experience. The ACL was 1.21% of gross loans receivable at September 30, 2025, up from 1.13% at June 30, 2025, 1.06% at December 31, 2024 and 1.08% at September 30, 2024.
●	Total loans receivable were $25,849,000 higher at September 30, 2025 compared to June 30, 2025. Average loans receivable increased 5.2% (annualized) during the third quarter 2025 from the second quarter 2025. Average loans receivable increased by 1.7% for the nine months ended September 30, 2025 as compared to the first nine months of 2024.
●	Nonperforming assets totaled $27,189,000, or 1.02% of total assets, at September 30, 2025, up from $25,678,000, or 0.98% of total assets, at June 30, 2025 and $24,638,000, or 0.92% of total assets at September 30, 2024.
●	Deposits totaled $2,165,735,000 at September 30, 2025, up $55,959,000 from June 30, 2025. Average total deposits increased 7.0% (annualized) during the third quarter 2025 from the second quarter 2025 and were $58,280,000 or 2.9% higher for the nine months ended September 30, 2025 as compared to the first nine months of 2024 despite a reduction in average brokered deposits of $57,141,000.

Dividend Declared and Unaudited Financial Information

On October 23, 2025, C&N’s Board of Directors declared a regular quarterly cash dividend of $0.28 per share. The dividend is payable on November 14, 2025 to shareholders of record as of November 3, 2025.

Highlights related to C&N’s third quarter and September 30, 2025 year-to-date unaudited U.S. GAAP earnings results as compared to results for the second quarter 2025, third quarter 2024 and nine months ended September 30, 2024 are presented below.

Completion of Merger with Susquehanna Community Financial, Inc.

On October 1, 2025, C&N completed its previously announced merger with Susquehanna Community Financial, Inc., (“Susquehanna”). Susquehanna was the parent company of Susquehanna Community Bank, a community bank offering a full range of banking services to the central Pennsylvania market through its seven banking offices located in Lycoming, Northumberland, Synder and Union counties in Pennsylvania. Pursuant to the Agreement and Plan of Merger dated April 23, 2025 between C&N and Susquehanna, Susquehanna merged with and into C&N, with C&N as the surviving corporation in the Merger. Immediately following the completion of the Merger, Susquehanna Community Bank, the wholly owned subsidiary of Susquehanna, merged with and into C&N Bank, with C&N Bank surviving. Upon completion of the merger, shareholders of Susquehanna became entitled to exchange each share of Susquehanna common stock owned for 0.80 shares of C&N common stock. Cash will be issued in lieu of fractional shares resulting from the conversion of Susquehanna’s stock.

In the first nine months of 2025, C&N incurred pre-tax merger-related expenses related to the Susquehanna transaction of $1,049,000, including expenses totaling $882,000 in the third quarter of 2025. Merger-related expenses include initial expenses related to conversion of Susquehanna’s core customer system data into C&N’s core system and legal and other professional expenses. Management estimates total pre-tax merger-related expenses associated with the Susquehanna transaction will be approximately $7.5 million, with most of the expenses expected to be incurred in the fourth quarter of 2025.

Third Quarter 2025 as Compared to Second Quarter 2025

Net income was $6,551,000, or $0.42 per diluted share, for the third quarter 2025 as compared to $6,117,000, or $0.40 per diluted share, for the second quarter 2025. As described above, excluding the effects of merger-related expenses, adjusted earnings (non-GAAP) per share were $0.47 per diluted share for the third quarter 2025. Other significant variances were as follows:

◾	Net interest income of $22,263,000 in the third quarter 2025 increased $1,121,000 from the second quarter 2025 result. Average total earning assets increased $30,276,000 from the prior quarter, as average loans receivable increased $24,811,000 and interest-bearing due from banks increased $8,789,000. Average total deposits increased $36,467,000 and average total borrowed funds decreased $11,228,000 in the third quarter 2025 from the total for the prior quarter. The net interest margin was 3.62% in the third quarter 2025, up 0.10% from 3.52% in the second quarter 2025. The net interest spread increased 0.10%, as the average yield on earning assets increased 0.07% and the average rate on interest-bearing liabilities decreased 0.03%.

◾	The provision for credit losses was $2,163,000 in the third quarter 2025, a decrease of $191,000 compared to $2,354,000 in the second quarter 2025. The provision for the third quarter 2025 included a provision related to loans receivable of $1,869,000 and a provision related to off-balance sheet exposures of $294,000. The provision in the third quarter of 2025 resulted mainly from increases in the ACL related to changes in qualitative factors partially offset by a decrease resulting from changes in an economic forecast. The ACL on loans was 1.21% of gross loans receivable at September 30, 2025, up from 1.13% at June 30, 2025. In the third quarter 2025, net charge-offs totaled $94,000 or 0.02% (annualized) of average loans receivable compared to net charge-offs of $548,000 or 0.12% (annualized) of average loans receivable in the second quarter 2025.
◾	Noninterest income of $7,304,000 in the third quarter 2025 decreased $838,000 from the second quarter 2025 as there was income of $874,000 recognized in the second quarter 2025 from tax credits related to donations with no corresponding income in the third quarter 2025.

◾	Noninterest expense, excluding merger-related expenses of $882,000, totaled $18,507,000 in the third quarter of 2025, a decrease of $724,000 from the second quarter of 2025 total excluding merger-related expenses of $167,000. Significant variances included the following:

➢	Other noninterest expense of $2,496,000 decreased $905,000 from the second quarter 2025. Within this category, donations expense decreased $965,000 from the second quarter 2025 as second quarter results included the impact of donations totaling $922,000 under the Pennsylvania Educational Improvement Tax Credit program which generated the second quarter income from tax credits noted above.
➢	Salaries and employee benefits expense of $11,293,000 increased $226,000 from the second quarter 2025 including an increase in base salaries expense of $217,000, or 2.8% and an increase of $102,000 in cash and stock-based compensation, while health insurance expense decreased $101,000 and contributions to the Savings and Retirement and Employee Stock Ownership Plans decreased $98,000.

Third Quarter 2025 as Compared to Third Quarter 2024

Third quarter 2025 net income was $6,551,000, or $0.42 per diluted share, as compared to $6,365,000, or $0.41 per diluted share, in the third quarter 2024. As described above, excluding the effects of merger-related expenses, adjusted earnings (non-GAAP) per share were $0.47 per diluted share for the third quarter 2025. Significant variances were as follows:

◾	Net interest income of $22,263,000 in the third quarter 2025 was $2,107,000 higher than in the third quarter 2024. The net interest margin increased to 3.62% in the third quarter 2025 from 3.29% in the third quarter 2024. The interest rate spread increased 0.39%, as the average yield on earning assets increased 0.08% while the average rate on interest-bearing liabilities decreased 0.31%. Average total deposits increased $41,554,000 despite a decrease in average brokered deposits of $53,846,000 and average total borrowed funds decreased $56,519,000. Average total earning assets increased $1,585,000 from the third quarter 2024, as average total loans receivable increased $37,761,000, or 2.0% while average interest-bearing due from banks decreased $31,228,000 or 26.0%.

◾	As discussed in more detail above, the provision for credit losses was $2,163,000 for the third quarter 2025, compared to a provision for credit losses of $1,207,000 in the third quarter 2024. Net charge-offs totaled $94,000, or 0.02% (annualized) of average loans receivable, in the third quarter of 2025 as compared to $1,237,000, or 0.26% (annualized) of average loans receivable, in the third quarter of 2024. The ACL as a percentage of gross loans receivable was 1.21% at September 30, 2025, an increase from 1.08% at September 30, 2024.

◾	Noninterest income of $7,304,000 in the third quarter 2025 increased $171,000 from the third quarter 2024 result, including trust revenue of $2,056,000 which increased $110,000 or 5.7%, reflecting an increase in estate and pension fees.

◾	Noninterest expense, excluding merger-related expenses of $882,000, totaled $18,507,000 in the third quarter of 2025, an increase of $238,000 from the third quarter of 2024 result. Significant variances included the following:

➢	Salaries and employee benefits expense of $11,293,000 increased $418,000 from the third quarter of 2024 including increases of $172,000 in health insurance expense, $150,000 in cash and stock-based compensation and an increase in base salaries expense of $77,000, or 1.0%.
➢	Other noninterest expense of $2,496,000 decreased $141,000 from the third quarter 2024 as legal fees and expenses totaled $60,000, a decrease of $158,000 from $218,000 in the third quarter of 2024.

Nine Months Ended September 30, 2025 as Compared to Nine Months Ended September 30, 2024

Net income for the nine-month period ended September 30, 2025 was $18,961,000, or $1.22 per diluted share, as compared to $17,784,000, or $1.16 per diluted share, for the first nine months of 2024. Excluding the impact of merger-related expenses, adjusted earnings (non-GAAP) for the first nine months of 2025 were $19,811,000 or $1.28 per diluted share. Significant variances were as follows:

◾	Net interest income totaled $63,380,000 in the nine months ended September 30, 2025, an increase of $4,738,000 from the total for the first nine months of 2024. The net interest margin was 3.51% for the first nine months of 2025, up from 3.30% in the corresponding period of 2024. The interest rate spread increased 0.23%, as the average rate on interest-bearing liabilities was 0.14% lower while the average yield on earning assets increased 0.09%. Average total earning assets increased $37,834,000, including an increase in average loans receivable of $32,050,000, or 1.7% and an increase in interest-bearing due from banks of $13,434,000. Average total deposits increased $58,280,000, or 2.9%, despite a $57,141,000 reduction in average brokered deposits to $13,287,000 for the first nine months of 2025 as compared to $70,428,000 for the first nine months of 2024, while average total borrowed funds decreased $44,150,000.

◾	For the nine months ended September 30, 2025, the provision for credit losses was $4,753,000, an increase of $2,027,000 from the provision for the first nine months of 2024. The provision in the nine months ended September 30, 2025 included the impact of increases in the ACL related to changes in qualitative factors partially offset by a reduction related to changes in C&N’s average net charge-off experience. In the first nine months of 2025, the ACL on loans receivable increased $3,439,000 to 1.21% at September 30, 2025 as compared to 1.06% at December 31, 2024. Net charge-offs totaled $733,000, or 0.05% (annualized) of average loans receivable for the nine months ended September 30, 2025 compared to $1,589,000, or 0.11% (annualized) of average loans receivable for the first nine months of 2024.

◾	Noninterest income totaled $22,454,000 in the first nine months of 2025, up $792,000 from the total for the first nine months of 2024. Significant variances included the following:

➢	Trust revenue of $6,125,000 increased $268,000, consistent with appreciation in the trading prices of many U.S. equity securities and included an increase in estate fees.

➢	Other noninterest income of $4,320,000 increased $237,000 including increases in credit enhancement fees of $69,000, income from merchant services of $55,000, income from tax credits related to donations of $51,000 and letter of credit fees of $50,000.

➢	Interchange revenue from debit card transactions of $3,391,000 increased $186,000, including an increase in volume-related incentive income.

➢	Net gains from sale of loans of $925,000 increased $139,000, reflecting an increase in volume of residential mortgage loans sold.

◾	Noninterest expense, excluding merger-related expenses of $1,049,000, totaled $56,781,000 for the first nine months of 2025, an increase of $953,000 from the total for the first nine months of 2024. Significant variances included the following:

➢	Salaries and employee benefits expense of $34,119,000 increased $659,000, including increases of $548,000 in cash-and stock-based incentive compensation and $137,000 in wealth management-related commissions, while base salaries decreased $52,000.

➢	Other noninterest expense of $8,251,000 increased $315,000. Within this category, significant variances included the following:
◾	In 2025, there was a reduction in expense associated with the defined benefit postretirement medical benefit plan of $49,000. In comparison, in 2024, there was a reduction in expense of $513,000 related to the defined benefit postretirement medical benefit plan, including a curtailment gain of $469,000. In addition, pension costs from a frozen defined benefit plan increased $93,000 to $109,000 in 2025 from $14,000 in 2024, primarily from a settlement charge of $87,000 in 2025, and net collection expense increased $60,000 to $38,000 in 2025 as compared to net recoveries of $22,000 in 2024.
◾	Legal fees totaled $199,000 in the first nine months of 2025, a decrease of $292,000 from 2024.

◾	The income tax provision of $4,290,000, or 18.5% of pre-tax income for 2025 increased $324,000 from $3,966,000, or 18.2% of pre-tax income for 2024. The increase in income tax provision was consistent with the increase in pre-tax income of $1,501,000.

Other Information:

Changes in other unaudited financial information were as follows:

◾	Total assets amounted to $2,664,033,000 at September 30, 2025, up from $2,610,875,000 at June 30, 2025 and down from $2,670,822,000 at September 30, 2024.
◾	Cash and due from banks totaled $123,090,000 at September 30, 2025, up from $99,619,000 at June 30, 2025 and down from $184,213,000 at September 30, 2024.
◾	The fair value of available-for-sale debt securities at September 30, 2025 was lower than the amortized cost basis by $33,786,000 or 7.5%. In comparison, the aggregate unrealized loss position was $39,765,000 or 8.9% lower than the amortized cost basis at June 30, 2025 and $38,790,000 or 8.7% lower than the amortized cost basis at September 30, 2024. The unrealized loss position of the portfolio has resulted from an increase in interest rates as compared to rates when most of the securities were purchased. The volatility in the fair value of the portfolio has resulted from changes in interest rates. Management reviewed the available-for-sale debt securities as of September 30, 2025 and concluded, as of such date, that there were no credit-related declines in fair value and no allowance for credit losses was recorded as of September 30, 2025.
◾	Gross loans receivable totaled $1,945,107,000 at September 30, 2025, an increase of $25,849,000 from total loans at June 30, 2025 and an increase of $52,343,000 or 2.8% from total loans at September 30, 2024. In comparing outstanding balances at September 30, 2025 and 2024, total commercial loans were up $55,341,000 or 3.9%, reflecting growth in non-owner occupied commercial real estate loans of $44,263,000 and other commercial loans of $17,190,000 partially offset by a decrease in owner occupied commercial real estate loans of $6,112,000. Total outstanding residential mortgage loans were down $10,619,000 or 2.6% while total consumer loans increased $7,621,000 or 11.6%. The outstanding balance of residential mortgage loans originated and serviced by C&N that have been sold to third parties was $335,330,000 at September 30, 2025, up $10,326,000 or 3.2% from September 30, 2024.
◾	At September 30, 2025, the recorded investment in non-owner occupied commercial real estate loans for which the primary purpose is utilization of office space by third parties was $117,046,000, or 6.0% of gross loans receivable. Within this segment there were two loans with a total amortized cost basis of $2,874,000 in nonaccrual status with no individual allowances and the remainder of the non-owner occupied commercial real estate loans with a primary purpose of office space utilization were in accrual status with no individual allowance at September 30, 2025.
◾	Total nonperforming assets as a percentage of total assets was 1.02% at September 30, 2025, up from 0.98% at June 30, 2025 and 0.92% at September 30, 2024. Total nonperforming assets were $27,189,000 at September 30, 2025, up from $25,698,000 at June 30, 2025 and $24,638,000 at September 30, 2024.
◾	Deposits totaled $2,165,735,000 at September 30, 2025, up $55,959,000 from June 30, 2025 including a seasonal increase in deposits of Pennsylvania-based municipal customers of $39,472,000. Total deposits were up $29,856,000 or 1.4% at September 30, 2025 as compared to September 30, 2024, despite a decrease in brokered deposits of $40,047,000. At September 30, 2025, C&N’s estimated uninsured deposits totaled $696.5 million, or 31.9% of the Bank’s total deposits, as compared to $649.2 million, or 30.5% of the Bank’s total deposits at June 30, 2025. Included in uninsured deposits are deposits collateralized by securities (almost exclusively municipal deposits) totaling $178.5 million, or 8.2% of the Bank’s total deposits, at September 30, 2025 as compared to $133.6 million, or 6.3% of the Bank’s total deposits at June 30, 2025.
◾	C&N maintained highly liquid sources of available funds totaling $1.147 billion at September 30, 2025, including unused borrowing capacity with the Federal Home Loan Bank of Pittsburgh of $802.2 million, unused availability on the Federal Reserve Bank of Philadelphia’s discount window of $25.2 million, available federal funds lines with other banks of $75 million and available-for-sale debt securities with a fair value in excess of collateral obligations of $244.3 million. At September 30, 2025, available funding from these sources totaled 164.6% of uninsured deposits, and 221.4% of uninsured and uncollateralized deposits.
◾	The outstanding balance of borrowed funds, including Federal Home Loan Bank advances, repurchase agreements, senior notes and subordinated debt, totaled $174,254,000 at September 30, 2025, down $51,473,000 from $225,727,000 at September 30, 2024.

◾	Total stockholders’ equity was $293,959,000 at September 30, 2025, up from $286,357,000 at June 30, 2025 and $277,305,000 at September 30, 2024. Within stockholders’ equity, the portion of accumulated other comprehensive loss related to available-for-sale debt securities was $26,352,000 at September 30, 2025, $31,017,000 at June 30, 2025 and $30,396,000 at September 30, 2024. The volatility in stockholders’ equity related to accumulated other comprehensive loss from available-for-sale debt securities has been caused by fluctuations in interest rates including overall increases in rates as compared to market rates when most of C&N’s securities were purchased. Accumulated other comprehensive loss is excluded from C&N’s regulatory capital ratios.
◾	On September 25, 2023, the Corporation announced a treasury stock repurchase program with no expiration that can be suspended or terminated by the Board of Directors, in its sole discretion. Under this program, C&N is authorized to repurchase up to 750,000 shares of its common stock. There were no shares repurchased during the nine-month period ended September 30, 2025. At September 30, 2025, there were 723,966 shares available to be repurchased under the program.
◾	Citizens & Northern Bank is subject to various regulatory capital requirements. At September 30, 2025, Citizens & Northern Bank maintained regulatory capital ratios that exceeded all capital adequacy requirements and was classified as well-capitalized.
◾	Trust assets under management by C&N’s Wealth Management Group amounted to $1,436,257,000 at September 30, 2025, up from $1,380,547,000 at June 30, 2025, and up 5.7% from $1,359,023,000 at September 30, 2024. Fluctuations in values of assets under management reflect the impact of market volatility.
◾	Under U.S. GAAP, interest income on tax-exempt securities and loans are reported at their nominal amounts, with the tax benefit accounted for as a reduction in the income tax provision. C&N presents certain analyses and ratios with net interest income determined on a fully taxable-equivalent basis, which are non-GAAP financial measures as presented. C&N believes presentation of net interest income on a fully taxable-equivalent basis provides investors with meaningful information for purposes of comparing the returns on tax-exempt securities and loans with returns on taxable securities and loans. The excess of net interest income on a fully taxable-equivalent basis over the amounts reported under U.S. GAAP was $218,000, $220,000 and $205,000 for the third quarter 2025, second quarter 2025 and third quarter 2024, respectively. The excess of net interest income on a fully taxable-equivalent basis over the amounts reported under U.S. GAAP was $649,000 for the nine months ended September 30, 2025 and $602,000 for the nine months ended September 30, 2024.

Citizens & Northern Corporation is the bank holding company for Citizens & Northern Bank, headquartered in Wellsboro, Pennsylvania which operates 35 banking offices located in Bradford, Bucks, Cameron, Chester, Lancaster, Lycoming, McKean, Northumberland, Potter, Snyder, Sullivan, Tioga, Union and York Counties in Pennsylvania and Steuben County in New York, as well as a loan production office in Elmira, New York. Citizens & Northern Corporation trades on NASDAQ under the symbol “CZNC.” For more information about Citizens & Northern Bank and Citizens & Northern Corporation, visit www.cnbankpa.com.

Safe Harbor Statement: Except for historical information contained herein, the matters discussed in this release are forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends" and similar expressions that are intended to identify forward-looking statements.  Investors are cautioned that all forward-looking statements involve risks and uncertainty, and are not guarantees of future performance.  Actual results may different materially from those expressed in forward-looking statements. Factors that may affect future financial results include, without limitation, the following: changes in monetary and fiscal policies of the Federal Reserve Board and the U.S. Government, particularly related to changes in interest rates; changes in general economic conditions; the potential for adverse developments in the banking industry that could have a negative impact on customer confidence, sources of liquidity and capital funding, and regulatory responses to such developments; C&N’s credit standards and its on-going credit assessment processes might not protect it from significant credit losses; legislative or regulatory changes; downturn in demand for loan, deposit and other financial services in C&N’s market area; increased competition from other banks and non-bank providers of financial services; technological changes and increased technology-related costs; information security breach or other technology difficulties or failures; changes in accounting principles, or the application of generally accepted accounting principles; fraud and cyber malfunction risks as usage of artificial intelligence continues to expand; the integration of Susquehanna’s business and operations with those of C&N may may divert the attention of the management teams of C&N and Susquehanna and cause a loss in the momentum of their ongoing businesses or have unanticipated adverse results on C&N’s or Susquehanna existing businesses, may take longer than anticipated and may be more costly than anticipated; the anticipated cost savings, operational efficiencies and other synergies of the Susquehanna merger may take longer to be realized or may not be achieved in their entirety, and attrition in key client, partner and other relationships relating to the Susquehanna merger may be greater than expected; success of C&N in Susquehanna’s geographic market area will require C&N to attract and retain key personnel in the market and to differentiate C&N from its competitors in the market; and Risk Factors identified in C&N’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Citizens & Northern disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED EARNINGS INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	3RD	3RD
	QUARTER	QUARTER
	2025	2024	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$33,650	$33,087	$563	1.70%
Interest Expense	11,387	12,931	(1,544)	(11.94)%
Net Interest Income	22,263	20,156	2,107	10.45%
Provision for Credit Losses	2,163	1,207	956	79.20%
Net Interest Income After Provision for Credit Losses	20,100	18,949	1,151	6.07%
Noninterest Income	7,304	7,133	171	2.40%
Merger-related Expenses	882	0	882	0.00%
Other Noninterest Expenses	18,507	18,269	238	1.30%
Income Before Income Tax Provision	8,015	7,813	202	2.59%
Income Tax Provision	1,464	1,448	16	1.10%
Net Income	$6,551	$6,365	$186	2.92%
Net Income Attributable to Common Shares (1)	$6,498	$6,311	$187	2.96%
PER COMMON SHARE DATA:
Net Income - Basic and Diluted	$0.42	$0.41	$0.01	2.44%
Dividends Per Share	$0.28	$0.28	$0.00	0.00%
Number of Shares Used in Computation - Basic and Diluted	15,398,262	15,267,120

	NINE MONTHS ENDED
	SEPTEMBER 30,
	2025	2024	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$97,813	$94,749	$3,064	3.23%
Interest Expense	34,433	36,107	(1,674)	(4.64)%
Net Interest Income	63,380	58,642	4,738	8.08%
Provision for Credit Losses	4,753	2,726	2,027	74.36%
Net Interest Income After Provision for Credit Losses	58,627	55,916	2,711	4.85%
Noninterest Income	22,454	21,662	792	3.66%
Merger-related Expenses	1,049	0	1,049	0.00%
Other Noninterest Expenses	56,781	55,828	953	1.71%
Income Before Income Tax Provision	23,251	21,750	1,501	6.90%
Income Tax Provision	4,290	3,966	324	8.17%
Net Income	$18,961	$17,784	$1,177	6.62%
Net Income Attributable to Common Shares (1)	$18,808	$17,644	$1,164	6.60%
PER COMMON SHARE DATA:
Net Income - Basic and Diluted	$1.22	$1.16	$0.06	5.17%
Dividends Per Share	$0.84	$0.84	$0.00	0.00%
Number of Shares Used in Computation - Basic and Diluted	15,371,733	15,254,124

(1)	Basic and diluted net income per common share are determined based on net income less earnings allocated to nonvested restricted shares with nonforfeitable dividends.

CONDENSED, CONSOLIDATED BALANCE SHEET DATA

(Dollars In Thousands)

(Unaudited)

	September 30,	September 30,
	2025	2024	$ Incr. (Decr.)	% Incr. (Decr.)
ASSETS
Cash & Due from Banks	$123,090	$184,213	$(61,123)	(33.18)%
Available-for-sale Debt Securities	415,313	408,422	6,891	1.69%
Loans, Net	1,921,633	1,872,322	49,311	2.63%
Bank-Owned Life Insurance	52,614	50,757	1,857	3.66%
Bank Premises and Equipment, Net	21,055	21,537	(482)	(2.24)%
Deferred Tax Asset, Net	16,759	17,047	(288)	(1.69)%
Intangible Assets	54,267	54,682	(415)	(0.76)%
Other Assets	59,302	61,842	(2,540)	(4.11)%
TOTAL ASSETS	$2,664,033	$2,670,822	$(6,789)	(0.25)%

LIABILITIES
Deposits	$2,165,735	$2,135,879	$29,856	1.40%
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	134,383	186,043	(51,660)	(27.77)%
Senior Notes, Net	14,952	14,882	70	0.47%
Subordinated Debt, Net	24,919	24,802	117	0.47%
Other Liabilities	30,085	31,911	(1,826)	(5.72)%
TOTAL LIABILITIES	2,370,074	2,393,517	(23,443)	(0.98)%

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated
Other Comprehensive Loss	319,985	307,369	12,616	4.10%
Accumulated Other Comprehensive Loss:
Net Unrealized Losses on Available-for-sale Debt Securities	(26,352)	(30,396)	4,044	(13.30)%
Defined Benefit Plans	326	332	(6)	(1.81)%
TOTAL STOCKHOLDERS' EQUITY	293,959	277,305	16,654	6.01%
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,664,033	$2,670,822	$(6,789)	(0.25)%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	FOR THE
	THREE MONTHS ENDED		%
	September 30,		INCREASE
	2025	2024	(DECREASE)
EARNINGS PERFORMANCE- U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP")
Net Income	$6,551	$6,365	2.92%
Return on Average Assets (Annualized)	1.00%	0.97%	3.09%
Return on Average Equity (Annualized)	9.10%	9.49%	(4.11)%

EARNINGS PERFORMANCE- ADJUSTED FOR MERGER-RELATED EXPENSES- NON-GAAP (a)
Adjusted Net Income	$7,248	$6,365	13.87%
Adjusted Return on Average Assets (Annualized)	1.10%	0.97%	13.40%
Adjusted Return on Average Equity (Annualized)	10.07%	9.49%	6.11%

PRE-TAX, PRE-PROVISION NET REVENUE ("PPNR") - NON-GAAP (b)
PPNR	$11,278	$9,225	22.25%
PPNR (Annualized) as a % of Average Assets	1.72%	1.41%	21.99%
PPNR (Annualized) as a % of Average Equity	15.67%	13.75%	13.96%

	AS OF OR FOR THE
	NINE MONTHS ENDED		%
	September 30,		INCREASE
	2025	2024	(DECREASE)
EARNINGS PERFORMANCE -GAAP
Net Income	$18,961	$17,784	6.62%
Return on Average Assets (Annualized)	0.97%	0.93%	4.30%
Return on Average Equity (Annualized)	8.94%	9.03%	(1.00)%

EARNINGS PERFORMANCE- ADJUSTED FOR MERGER-RELATED EXPENSES- NON-GAAP (a)
Adjusted Net Income	$19,811	$17,784	11.40%
Adjusted Return on Average Assets (Annualized)	1.02%	0.93%	9.68%
Adjusted Return on Average Equity (Annualized)	9.34%	9.03%	3.43%

PPNR - NON-GAAP (b)
PPNR	$29,702	$25,078	18.44%
PPNR (Annualized) as a % of Average Assets	1.52%	1.31%	16.03%
PPNR (Annualized) as a % of Average Equity	14.00%	12.73%	9.98%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,664,033	$2,670,822	(0.25)%
Available-for-Sale Debt Securities	415,313	408,422	1.69%
Loans, Net	1,921,633	1,872,322	2.63%
Allowance for Credit Losses:
Allowance for Credit Losses on Loans	23,474	20,442	14.83%
Allowance for Credit Losses on Off-Balance Sheet Exposures	1,036	592	75.00%
Deposits	2,165,735	2,135,879	1.40%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$335,330	$325,004	3.18%
Trust Assets Under Management	1,436,257	1,359,023	5.68%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	NINE MONTHS ENDED		%
	September 30,		INCREASE
	2025	2024	(DECREASE)
STOCKHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic and Diluted	$1.22	$1.16	5.17%
Net Income - Basic and Diluted-Adjusted for Merger Related Expenses- NON-GAAP (a)	$1.28	$1.16	10.34%
Dividends	$0.84	$0.84	0.00%
Common Book Value	$18.93	$17.99	5.23%
Tangible Common Book Value - NON-GAAP (c)	$15.43	$14.44	6.86%
Market Value (Last Trade)	$19.81	$19.69	0.61%
Market Value / Common Book Value	104.65%	109.45%	(4.39)%
Market Value / Tangible Common Book Value - NON-GAAP (c)	128.39%	136.36%	(5.84)%
Price Earnings Multiple	12.15	12.70	(4.33)%
Dividend Yield (Annualized)	5.65%	5.69%	(0.70)%
Common Shares Outstanding, End of Period	15,531,700	15,414,132	0.76%

SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (c)	9.18%	8.51%	7.87%
Nonperforming Assets / Total Assets	1.02%	0.92%	10.87%
Allowance for Credit Losses / Total Loans	1.21%	1.08%	12.04%
Total Risk Based Capital Ratio (d)	15.99%	15.72%	1.72%
Tier 1 Risk Based Capital Ratio (d)	13.48%	13.31%	1.28%
Common Equity Tier 1 Risk Based Capital Ratio (d)	13.48%	13.31%	1.28%
Leverage Ratio (d)	10.22%	9.71%	5.25%

AVERAGE BALANCES
Average Assets	$2,597,668	$2,561,690	1.40%
Average Equity	$282,928	$262,672	7.71%

EFFICIENCY RATIO - NON-GAAP (e)
Net Interest Income on a Fully Taxable-Equivalent Basis (e)	$64,029	$59,244	8.08%
Noninterest Income	22,454	21,662	3.66%
Total (1)	$86,483	$80,906	6.89%
Noninterest Expense, Excluding Merger-Related Expenses (2)	$56,781	$55,828	1.71%
Efficiency Ratio = (2)/(1)	65.66%	69.00%	(4.84)%
(a)	The impact of the merger-related expense, net of tax has been added to the adjusted earnings and used in the calculation of the adjusted average return on assets, adjusted average return on equity and net income per basic and diluted share. Management believes disclosure of unaudited earnings results, adjusted to exclude the impact of the merger-related expense, net of tax, provides useful information for comparative purposes. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. A reconciliation of this non-GAAP measure to the comparable GAAP measure is provided below under the table “Adjusted Ratios for Merger-Related Expenses - NON- GAAP RECONCILIATION.”
(b)	PPNR includes net interest income plus noninterest income minus total noninterest expense but excludes provision (credit) for credit losses, realized gains or losses on securities, the income tax provision and merger-related expenses and other nonrecurring items included in earnings. Management believes disclosure of PPNR provides useful information for evaluating C&N’s financial performance without the impact of realized gains or losses on securities or unusual items or events that may obscure trends in C&N’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. A reconciliation of this non-GAAP measure to the comparable GAAP measure is provided below under the table “PPNR- NON- GAAP RECONCILIATION.”

(c)	Tangible common book value per share, tangible common equity as a percentage of tangible assets and market value as a percentage of tangible common book value are non-GAAP ratios. Management believes this non-GAAP information is helpful in evaluating the strength of the C&N's capital and in providing an alternative, conservative valuation of C&N's net worth. The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

	September 30,
	2025	2024
Total Assets	$2,664,033	$2,670,822
Less: Intangible Assets, Primarily Goodwill	(54,267)	(54,682)
Tangible Assets	$2,609,766	$2,616,140
Total Stockholders' Equity	$293,959	$277,305
Less: Intangible Assets, Primarily Goodwill	(54,267)	(54,682)
Tangible Common Equity (3)	$239,692	$222,623

Common Shares Outstanding, End of Period (4)	15,531,700	15,414,132
Tangible Common Book Value per Share = (3)/(4)	$15.43	$14.44

(d)Capital ratios for the most recent period are estimated.

(e)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using C&N's marginal federal income tax rate of 21%. A reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis is provided below under the table “COMPARISON OF INTEREST INCOME AND EXPENSE.” In the calculation above, Management excluded merger-related expenses due to the nonrecurring  nature of these expenses.

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended:
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
Interest and dividend income	$33,650	$32,454	$31,709	$33,329	$33,087
Interest expense	11,387	11,312	11,734	12,856	12,931
Net interest income	22,263	21,142	19,975	20,473	20,156
Provision (credit) for credit losses	2,163	2,354	236	(531)	1,207
Net interest income after provision (credit) for credit losses	20,100	18,788	19,739	21,004	18,949
Noninterest income	7,304	8,142	7,008	7,547	7,133
Merger-related expenses	882	167	0	0	0
Other noninterest expenses	18,507	19,231	19,043	18,430	18,269
Income before income tax provision	8,015	7,532	7,704	10,121	7,813
Income tax provision	1,464	1,415	1,411	1,947	1,448
Net income	$6,551	$6,117	$6,293	$8,174	$6,365
Net income attributable to common shares	$6,498	$6,068	$6,242	$8,103	$6,311
Basic and diluted earnings per common share	$0.42	$0.40	$0.41	$0.53	$0.41

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	September 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2025	2025	2025	2024	2024
ASSETS
Cash & Due from Banks	$123,090	$99,619	$114,738	$126,174	$184,213
Available-for-Sale Debt Securities	415,313	406,052	408,463	402,380	408,422
Loans, Net	1,921,633	1,897,559	1,878,260	1,875,813	1,872,322
Bank-Owned Life Insurance	52,614	52,138	51,671	51,214	50,757
Bank Premises and Equipment, Net	21,055	21,195	21,304	21,338	21,537
Deferred Tax Asset, Net	16,759	17,346	17,194	19,098	17,047
Intangible Assets	54,267	54,373	54,479	54,585	54,682
Other Assets	59,302	62,593	63,119	60,051	61,842
TOTAL ASSETS	$2,664,033	$2,610,875	$2,609,228	$2,610,653	$2,670,822

LIABILITIES
Deposits (1)	$2,165,735	$2,109,776	$2,102,141	$2,093,909	$2,135,879
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	134,383	144,427	154,994	167,939	186,043
Senior Notes, Net	14,952	14,934	14,917	14,899	14,882
Subordinated Debt, Net	24,919	24,889	24,860	24,831	24,802
Other Liabilities	30,085	30,492	30,485	33,791	31,911
TOTAL LIABILITIES	2,370,074	2,324,518	2,327,397	2,335,369	2,393,517

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	319,985	317,031	314,521	312,045	307,369
Accumulated Other Comprehensive Loss:
Net Unrealized Losses on Available-for-sale Debt Securities	(26,352)	(31,017)	(33,050)	(37,084)	(30,396)
Defined Benefit Plans	326	343	360	323	332
TOTAL STOCKHOLDERS' EQUITY	293,959	286,357	281,831	275,284	277,305
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,664,033	$2,610,875	$2,609,228	$2,610,653	$2,670,822

(1) Brokered Deposits (Included in Total Deposits)	$5,004	$5,005	$22,022	$24,021	$45,051

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	September 30, 2025		June 30, 2025		December 31, 2024		September 30, 2024
	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value	Cost	Value
Obligations of the U.S. Treasury	$8,052	$7,429	$8,057	$7,374	$8,067	$7,118	$8,072	$7,321
Obligations of U.S. Government agencies	9,436	8,670	9,790	8,996	10,154	9,025	10,271	9,376
Bank holding company debt securities	28,963	26,291	28,961	25,767	28,958	25,246	28,956	23,949
Obligations of states and political subdivisions:
Tax-exempt	105,922	97,528	109,330	97,960	111,995	101,302	113,093	104,936
Taxable	50,373	43,862	50,499	43,218	51,147	42,506	55,182	48,434
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	107,771	101,935	100,257	93,530	104,378	94,414	101,545	94,053
Residential collateralized mortgage obligations	54,678	52,420	53,465	51,129	53,389	49,894	48,251	45,601
Commercial mortgage-backed securities	72,433	65,697	74,380	67,008	73,470	64,501	73,695	66,390
Private label commercial mortgage-backed securities	3,471	3,471	5,578	5,580	8,365	8,374	8,327	8,362
Asset-backed securities,
Collateralized loan obligations	8,000	8,010	5,500	5,490	0	0	0	0
Total Available-for-Sale Debt Securities	$449,099	$415,313	$445,817	$406,052	$449,923	$402,380	$447,392	$408,422

SUMMARY OF LOANS BY TYPE

(Excludes Loans Held for Sale)

(In Thousands)

	September 30,	June 30,	December 31,	September 30,
	2025	2025	2024	2024
Commercial real estate - non-owner occupied:
Non-owner occupied	$497,295	$488,150	$471,171	$470,383
Multi-family (5 or more) residential	108,376	107,603	105,174	87,487
1-4 Family - commercial purpose	159,695	162,208	163,220	163,233
Total commercial real estate - non-owner occupied	765,366	757,961	739,565	721,103
Commercial real estate - owner occupied	260,365	261,157	261,071	266,477
All other commercial loans:
Commercial and industrial	112,667	97,632	96,665	93,205
Commercial lines of credit	133,726	124,515	120,078	128,461
Political subdivisions	82,728	83,811	94,009	85,479
Commercial construction and land	100,015	99,514	92,741	105,255
Other commercial loans	20,039	25,027	19,784	19,585
Total all other commercial loans	449,175	430,499	423,277	431,985
Residential mortgage loans:
1-4 Family - residential	369,452	375,352	383,797	383,482
1-4 Family residential construction	27,358	23,144	24,212	23,947
Total residential mortgage	396,810	398,496	408,009	407,429
Consumer loans:
Consumer lines of credit (including HELCs)	58,888	56,130	47,196	43,624
All other consumer	14,503	15,015	16,730	22,146
Total consumer	73,391	71,145	63,926	65,770
Total	1,945,107	1,919,258	1,895,848	1,892,764
Less: allowance for credit losses on loans	(23,474)	(21,699)	(20,035)	(20,442)
Loans, net	$1,921,633	$1,897,559	$1,875,813	$1,872,322

NON-OWNER OCCUPIED COMMERCIAL REAL ESTATE

(In Thousands)

Loan Type	September 30,	% of Non-owner	% of
	2025	Occupied CRE	Total Loans
Office	$117,046	23.5%	6.0%
Industrial	89,953	18.1%	4.6%
Retail	88,328	17.8%	4.5%
Hotels	72,776	14.6%	3.7%
Mixed Use	62,872	12.6%	3.2%
Other	66,320	13.3%	3.4%
Total Non-owner Occupied CRE Loans	$497,295
Total Gross Loans	$1,945,107

PAST DUE LOANS AND NONPERFORMING ASSETS

(Dollars In Thousands)

	September 30,	June 30,	December 31,	September 30,
	2025	2025	2024	2024
Collateral dependent loans with a valuation allowance	$263	$239	$258	$1,622
Collateral dependent loans without a valuation allowance	21,174	20,957	29,867	18,069
Total collateral dependent loans	$21,437	$21,196	$30,125	$19,691

Total loans past due 30-89 days and still accruing	$2,509	$1,721	$5,658	$15,906

Nonperforming assets:
Total nonaccrual loans	$25,762	$25,190	$23,842	$24,401
Total loans past due 90 days or more and still accruing	1,025	86	119	56
Total nonperforming loans	26,787	25,276	23,961	24,457
Foreclosed assets held for sale (real estate)	402	402	181	181
Total nonperforming assets	$27,189	$25,678	$24,142	$24,638

Total nonperforming loans as a % of total loans	1.38%	1.32%	1.26%	1.29%
Total nonperforming assets as a % of assets	1.02%	0.98%	0.92%	0.92%
Allowance for credit losses as a % of total loans	1.21%	1.13%	1.06%	1.08%

ANALYSIS OF THE ALLOWANCE FOR CREDIT LOSSES ON LOANS

(In Thousands)

	3 Months	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended	Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024
Balance, beginning of period	$21,699	$20,172	$20,382	$20,035	$19,208
Charge-offs	(122)	(582)	(1,268)	(821)	(1,684)
Recoveries	28	34	31	88	95
Net charge-offs	(94)	(548)	(1,237)	(733)	(1,589)
Provision for credit losses on loans	1,869	2,075	1,297	4,172	2,823
Balance, end of period	$23,474	$21,699	$20,442	$23,474	$20,442

Net charge-offs as a % of average gross loans (annualized)	0.02%	0.12%	0.26%	0.05%	0.11%

ANALYSIS OF THE PROVISION (CREDIT) FOR CREDIT LOSSES

(In Thousands)

	3 Months	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended	Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024
Provision (credit) for credit losses:
Loans receivable	$1,869	$2,075	$1,297	$4,172	$2,823
Off-balance sheet exposures	294	279	(90)	581	(97)
Total provision for credit losses	$2,163	$2,354	$1,207	$4,753	$2,726

PPNR NON- GAAP RECONCILIATION

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
Calculation of PPNR:	2025	2025	2024	2025	2024
Net Income (GAAP)	$6,551	$6,117	$6,365	$18,961	$17,784
Add: Provision for income taxes	1,464	1,415	1,448	4,290	3,966
Add: Provision for credit losses	2,163	2,354	1,207	4,753	2,726
Add: Merger-related expenses	882	167	0	1,049	0
Add: Adjustments to reflect net interest income on a fully taxable-equivalent basis	218	220	205	649	602
PPNR (non-GAAP)	$11,278	$10,273	$9,225	$29,702	$25,078

ADJUSTED RATIOS FOR MERGER-RELATED EXPENSES - NON-GAAP RECONCILIATION

(In Thousands)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
Calculation of Adjusted Net Income:	2025	2024	2025	2024
Net Income (GAAP) (A)	$6,551	$6,365	$18,961	$17,784
Add: Merger-related expenses (B)	882	0	1,049	0
Less: Tax effect of merger-related expenses (C)	(185)	0	(199)	0
Adjusted Net Income (D=A+B-C) - Non-GAAP	$7,248	$6,365	$19,811	$17,784
Adjusted Net Income Attributable to Common Shares - Non-GAAP	$7,189	$6,311	$19,651	$17,644

Number of Shares Used in Computation - Basic and Diluted- Non-GAAP	15,398,262	15,267,120	15,371,733	15,254,124
Net Income- Basic and Diluted per Common Share - GAAP	$0.42	$0.41	$1.22	$1.16
Adjusted Net Income- Basic and Diluted Per Common Share - Non-GAAP	$0.47	$0.41	$1.28	$1.16

Adjusted Ratios for Merger-Related Expenses:

Average Assets (E)	2,625,147	2,618,042	2,597,668	2,561,590
Return on Average Assets (=A/E) - GAAP (1)	1.00%	0.97%	0.97%	0.93
Adjusted Return on Average Assets (= D/ E ) - Non-GAAP (1)	1.10%	0.97%	1.02%	0.93

Average Equity (F)	287,860	268,387	282,928	262,672
Return on Average Equity (=A/F) - GAAP (1)	9.10%	9.49%	8.94%	9.03
Adjusted Return on Average Equity (= D/ F ) - Non-GAAP (1)	10.07%	9.49%	9.34%	9.03

(1)Annualized

COMPARISON OF INTEREST INCOME AND EXPENSE

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024
INTEREST INCOME
Interest-bearing due from banks	$982	$855	$1,622	$2,558	$2,521
Available-for-sale debt securities:
Taxable	2,390	2,329	2,136	7,021	6,409
Tax-exempt	649	658	638	1,955	1,887
Total available-for-sale debt securities	3,039	2,987	2,774	8,976	8,296
Loans receivable:
Taxable	29,085	28,051	28,099	84,639	82,292
Tax-exempt	727	743	749	2,198	2,149
Total loans receivable	29,812	28,794	28,848	86,837	84,441
Other earning assets	35	38	48	91	93
Total Interest Income	33,868	32,674	33,292	98,462	95,351

INTEREST EXPENSE
Interest-bearing deposits:
Interest checking	2,770	2,708	3,240	8,205	8,882
Money market	2,034	1,948	2,159	5,963	6,256
Savings	50	49	50	148	157
Time deposits	4,602	4,579	4,963	14,016	13,322
Total interest-bearing deposits	9,456	9,284	10,412	28,332	28,617
Borrowed funds:
Short-term	0	1	184	1	1,141
Long-term - FHLB advances	1,577	1,674	1,983	5,040	5,294
Senior notes, net	121	120	120	362	360
Subordinated debt, net	233	233	232	698	695
Total borrowed funds	1,931	2,028	2,519	6,101	7,490
Total Interest Expense	11,387	11,312	12,931	34,433	36,107

Net Interest Income	$22,481	$21,362	$20,361	$64,029	$59,244

Note: Interest income from tax-exempt securities and loans has been adjusted to a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%. The following table is a reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis.

(In Thousands)	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024
Net Interest Income Under U.S. GAAP	$22,263	$21,142	$20,156	$63,380	$58,642
Add: fully taxable-equivalent interest income adjustment from tax-exempt securities	81	79	66	235	202
Add: fully taxable-equivalent interest income adjustment from tax-exempt loans	137	141	139	414	400
Net Interest Income as adjusted to a fully taxable-equivalent basis	$22,481	$21,362	$20,361	$64,029	$59,244

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	9/30/2025	Return/	6/30/2025	Return/	9/30/2024	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$88,657	4.39%	$79,868	4.29%	$119,885	5.38%
Available-for-sale debt securities, at amortized cost:
Taxable	337,101	2.81%	338,539	2.76%	336,246	2.53%
Tax-exempt	107,978	2.38%	109,840	2.40%	113,514	2.24%
Total available-for-sale debt securities	445,079	2.71%	448,379	2.67%	449,760	2.45%
Loans receivable:
Taxable	1,841,875	6.26%	1,814,171	6.20%	1,797,224	6.22%
Tax-exempt	84,356	3.42%	87,249	3.42%	91,246	3.27%
Total loans receivable	1,926,231	6.14%	1,901,420	6.07%	1,888,470	6.08%
Other earning assets	2,809	4.94%	2,833	5.38%	3,076	6.21%
Total Earning Assets	2,462,776	5.46%	2,432,500	5.39%	2,461,191	5.38%
Cash	22,592		22,139		24,987
Unrealized loss on securities	(39,294)		(42,561)		(47,806)
Allowance for credit losses	(22,040)		(20,568)		(20,643)
Bank-owned life insurance	52,321		51,844		50,470
Bank premises and equipment	21,263		21,339		21,793
Intangible assets	54,320		54,425		54,730
Other assets	73,209		73,041		73,320
Total Assets	$2,625,147		$2,592,159		$2,618,042

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$545,004	2.02%	$542,532	2.00%	$543,288	2.37%
Money market	376,761	2.14%	364,238	2.15%	356,487	2.41%
Savings	194,592	0.10%	198,553	0.10%	198,312	0.10%
Time deposits	499,049	3.66%	486,249	3.78%	485,708	4.07%
Total interest-bearing deposits	1,615,406	2.32%	1,591,572	2.34%	1,583,795	2.62%
Borrowed funds:
Short-term	658	0.00%	980	0.41%	15,038	4.87%
Long-term - FHLB advances	138,749	4.51%	149,704	4.49%	181,075	4.36%
Senior notes, net	14,944	3.21%	14,926	3.22%	14,875	3.21%
Subordinated debt, net	24,905	3.71%	24,874	3.76%	24,787	3.72%
Total borrowed funds	179,256	4.27%	190,484	4.27%	235,775	4.25%
Total Interest-bearing Liabilities	1,794,662	2.52%	1,782,056	2.55%	1,819,570	2.83%
Demand deposits	510,802		498,169		500,859
Other liabilities	31,823		29,260		29,226
Total Liabilities	2,337,287		2,309,485		2,349,655
Stockholders' equity, excluding accumulated other comprehensive loss	318,175		315,520		305,808
Accumulated other comprehensive loss	(30,315)		(32,846)		(37,421)
Total Stockholders' Equity	287,860		282,674		268,387
Total Liabilities and Stockholders' Equity	$2,625,147		$2,592,159		$2,618,042
Interest Rate Spread		2.94%		2.84%		2.55%
Net Interest Income/Earning Assets		3.62%		3.52%		3.29%

Total Deposits (Interest-bearing and Demand)	$2,126,208		$2,089,741		$2,084,654
Brokered Deposits	$4,936	4.18%	$8,582	4.47%	$58,782	5.28%

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	9 Months		9 Months
	Ended	Rate of	Ended	Rate of
	9/30/2025	Return/	9/30/2024	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds%
EARNING ASSETS
Interest-bearing due from banks	$78,883	4.34%	$65,449	5.15%
Available-for-sale debt securities, at amortized cost:
Taxable	338,390	2.77%	342,677	2.50%
Tax-exempt	109,642	2.38%	113,267	2.23%
Total available-for-sale debt securities	448,032	2.68%	455,944	2.43%
Loans receivable:
Taxable	1,821,817	6.21%	1,787,982	6.15%
Tax-exempt	87,309	3.37%	89,094	3.22%
Total loans receivable	1,909,126	6.08%	1,877,076	6.01%
Other earning assets	2,477	4.91%	2,215	5.61%
Total Earning Assets	2,438,518	5.40%	2,400,684	5.31%
Cash	21,890		22,619
Unrealized loss on securities	(42,068)		(51,792)
Allowance for credit losses	(20,989)		(20,141)
Bank-owned life insurance	51,853		51,647
Bank premises and equipment	21,310		21,858
Intangible assets	54,424		54,827
Other assets	72,730		81,988
Total Assets	$2,597,668		$2,561,690

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$542,281	2.02%	$525,179	2.26%
Money market	365,460	2.18%	353,142	2.37%
Savings	196,367	0.10%	206,344	0.10%
Time deposits	493,190	3.80%	457,662	3.89%
Total interest-bearing deposits	1,597,298	2.37%	1,542,327	2.48%
Borrowed funds:
Short-term	1,010	0.13%	29,086	5.24%
Long-term - FHLB advances	150,195	4.49%	166,454	4.25%
Senior notes, net	14,926	3.24%	14,857	3.24%
Subordinated debt, net	24,875	3.75%	24,759	3.75%
Total borrowed funds	191,006	4.27%	235,156	4.25%
Total Interest-bearing Liabilities	1,788,304	2.57%	1,777,483	2.71%
Demand deposits	495,317		492,008
Other liabilities	31,119		29,527
Total Liabilities	2,314,740		2,299,018
Stockholders' equity, excluding accumulated other comprehensive loss	315,395		303,209
Accumulated other comprehensive loss	(32,467)		(40,537)
Total Stockholders' Equity	282,928		262,672
Total Liabilities and Stockholders' Equity	$2,597,668		$2,561,690
Interest Rate Spread		2.83%		2.60%
Net Interest Income/Earning Assets		3.51%		3.30%

Total Deposits (Interest-bearing and Demand)	$2,092,615		$2,034,335
Brokered Deposits	$13,287	4.63%	$70,428	5.24%

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024
Trust revenue	$2,056	$1,967	$1,946	$6,125	$5,857
Brokerage and insurance revenue	490	554	523	1,542	1,589
Service charges on deposit accounts	1,471	1,422	1,546	4,333	4,336
Interchange revenue from debit card transactions	1,137	1,218	1,103	3,391	3,205
Net gains from sales of loans	408	312	360	925	786
Loan servicing fees, net	107	173	74	418	434
Increase in cash surrender value of life insurance	477	466	458	1,400	1,372
Other noninterest income	1,158	2,030	1,123	4,320	4,083
Total noninterest income	$7,304	$8,142	$7,133	$22,454	$21,662

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024
Salaries and employee benefits	$11,293	$11,067	$10,875	$34,119	$33,460
Net occupancy and equipment expense	1,336	1,403	1,377	4,198	4,160
Data processing and telecommunications expenses	1,939	1,981	1,882	5,991	5,877
Automated teller machine and interchange expense	529	403	510	1,319	1,470
Pennsylvania shares tax	469	470	433	1,435	1,300
Professional fees	445	506	555	1,468	1,625
Other noninterest expense	2,496	3,401	2,637	8,251	7,936
Total noninterest expense, excluding merger-related expenses	18,507	19,231	18,269	56,781	55,828
Merger-related expenses	882	167	0	1,049	0
Total noninterest expense	$19,389	$19,398	$18,269	$57,830	$55,828

LIQUIDITY INFORMATION

(In Thousands)

Available Credit Facilities	Outstanding			Available			Total Credit
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	June 30,	Sept. 30,
	2025	2025	2024	2025	2025	2024	2025	2025	2024
Federal Home Loan Bank of Pittsburgh	$155,881	$165,611	$207,858	$802,213	$780,008	$737,284	$973,060	$945,619	$945,142
Federal Reserve Bank Discount Window	0	0	0	25,228	17,545	18,602	25,228	17,545	18,602
Other correspondent banks	0	0	0	75,000	75,000	75,000	75,000	75,000	75,000
Total credit facilities	$155,881	$165,611	$207,858	$902,441	$872,553	$830,886	$1,073,288	$1,038,164	$1,038,744

Uninsured Deposits Information	September 30,	June 30,	September 30,
	2025	2025	2024
Total Deposits - C&N Bank	$2,184,401	$2,127,673	$2,152,136

Estimated Total Uninsured Deposits	$696,542	$649,184	$655,569
Portion of Uninsured Deposits that are
Collateralized	178,525	133,621	183,274
Uninsured and Uncollateralized Deposits	$518,017	$515,563	$472,295

Uninsured and Uncollateralized Deposits as
a % of Total Deposits	23.7%	24.2%	21.9%

Available Funding from Credit Facilities	$902,441	$872,553	$830,886
Fair Value of Available-for-sale Debt
Securities in Excess of Pledging Obligations	244,348	267,695	223,060
Highly Liquid Available Funding	$1,146,789	$1,140,248	$1,053,946

Highly Liquid Available Funding as a % of
Uninsured Deposits	164.6%	175.6%	160.8%

Highly Liquid Available Funding as a % of
Uninsured and Uncollateralized Deposits	221.4%	221.2%	223.2%